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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 18, 2003

                                 LIFEPOINT, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                                  #33-0539168
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(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)

1205 S. Dupont Street, Ontario, California                                 91761
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(Address of Principal Executive Offices)                              (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code


ITEM 5.  OTHER INFORMATION

LifePoint, Inc. issued a press release on July 18, 2003 to announce a conference call regarding the financial results for the first quarter FY 2004 ended June 30, 2003. The press release is included in its entirety as Exhibit 99.1.

ITEM 7.  EXHIBITS

(C)           EXHIBITS

              99.1         Press Release dated August 18, 2003.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

                                 LIFEPOINT, INC.
                                  (Registrant)


Date: August 18, 2003                             By /s/ Donald W. Rutherford
                                                     Donald W. Rutherford
                                                     Chief Financial Officer